SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 5, 2003

                         MICROTEK MEDICAL HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

         0-24866                              58-1746149
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(Commission File Number)             (I.R.S. Employer Identification No.)

512 Lehmberg Road; Columbus, Mississippi                          39702
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(Address of Principal Executive Offices                         (Zip Code)

                                 (662) 327-1863
              (Registrant's Telephone Number, Including Area Code)

Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

         99.1 Press release dated August 5, 2003, reporting the Company's second quarter 2003 results


        Item 9.  Regulation FD Disclosure (Including Item 12 Information)

         On August 5, 2003, Microtek Medical Holdings, Inc. (the "Company") issued a press release reporting the Company's financial results for the quarter and six-month period ended June 30, 2003. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.


                                  MICROTEK MEDICAL HOLDINGS, INC.



                                  By: /s/ Dan R. Lee
                                      ------------------------------------------
                                      Dan R. Lee, Chairman, President and
                                      Chief Executive Officer

                                  By: /s/ Roger G. Wilson
                                      ------------------------------------------
                                      Roger G. Wilson, Chief Financial Officer



Dated:  August 5, 2003


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